American Century Strategic Asset Allocations, Inc.

Statement of Additional Information Supplement

Strategic Allocation: Conservative Fund
Strategic Allocation: Moderate Fund
Strategic Allocation: Aggressive Fund

Supplement dated July 16, 2010 ¡ Statement of Additional Information dated April 1, 2010

Effective July 16, 2010, American Century Global Investment Management, Inc. (ACGIM) merged into American Century Investment Management, Inc. All references to American Century Global Investment Management, Inc. and ACGIM in the Statement of Additional Information are deleted.

The following replaces the first paragraph under Investing in Emerging Market Countries on page 14 of the SAI:

Strategic Allocation: Moderate and Strategic Allocation: Aggressive may invest a minority portion of their holdings in securities of issuers in emerging market (developing) countries. The funds consider “emerging market countries” to include all countries that are considered by the advisor to be developing or emerging countries. Currently, the countries not included in this category for the funds are Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. In determining an issuer’s location, the portfolio managers may consider various factors including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized.

The following replaces the first paragraph under Investment Advisor on page 43 of the SAI:

American Century Investment Management, Inc. (ACIM) serves as the investment advisor for each of the funds. A description of the responsibilities of the advisor appears in each prospectus under the heading Management.

The following replaces the second paragraph on page 44 of the SAI:

The management agreement between the corporation and the advisor shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of fund shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by

(1)	the funds’ Board of Directors, or by a majority of outstanding shareholder votes (as defined in the Investment Company Act) and
(2)
by the vote of a majority of the directors of the funds who are not parties to the agreement or interested persons of the advisor, cast in person at a meeting called for the purpose of voting on such approval.

The Subadvisor section is deleted on page 45 of the SAI.

The fourth paragraph under Brokerage Allocation is deleted on page 50 of the SAI.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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